Exhibit 99.1



                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                                   }       CASE NUMBER
                                         }       02-10835
                                         }
The NewPower Company, et. al.            }       JUDGE    W. Homer Drake, Jr.
                                         }
DEBTORS                                  }       CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 2/28/05 To 3/31/2005

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                                      Paul Ferdinands
                                                      -----------------------
                                                      Attorney for Debtor

Debtor's Address                                      Attorney's Address
and Phone Number                                      and Phone Number

P.O. Box 17296                                        191 Peachtree St.
Stamford, Ct 06907                                    Atlanta, GA 30303
Tel: (203) 329-8412                                   Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                                Post Petition
                                                            Totals
For Period from February 28, 2005 through March 31, 2005

Opening Cash Balance -2/28/05                              $ 52,369

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                                   27
------------------------------------------------------------------------

Total Inflows                                                         27
-------------------------------------------------------------------------------------------------------------------
                                                                               Distribution of Outflows
Outflows:                                                                     NewPower         The NewPower
Post Petition:                                                             Holdings, Inc.        Company
--------------                                                             --------------        -------
Call Center (Sitel)
Professionals - Bankruptcy                                          (228)              (228)
Consulting Fees
Gas Systems & IT Infrastructure (Wipro)
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)                                             0                  0
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc
Rent                                                                   1                  1
Insurance
Utilities (Heat, Hydro, Phone, etc.)                                   1                  1
Customer Refunds                                                       0                                     0
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll
Power
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements
State Tax Payments                                                     2                  2
Enron payments
Distribution to Equity
-------------------------------------------------------------------------------------------------------------------
Total Outflows                                                      (224)              (224)                 0
-------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net Cash Flows                                                       251
------------------------------------------------------------------------------

                                                                --------------
Closing Cash Balance                                            $ 52,620
================================================================--------------
Amount of Cash Balance in  Reserve for
Classes 8 -12                                                     34,433

                                                                  Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from February 28, 2005 through March 31, 2005
Amounts in $000's


Accounts Receivable at Petition Date:               $ 75,200


Beginning of Month Balance*  - Gross                $ 13,476 (per 2/28/05 G/L)
PLUS:  Current Month New Billings                          -
LESS:  Collections During the Month                        -
                                                -------------

End of Month Balance - Gross                        $ 13,476 (per 3/31/05 G/L)
Allowance for Doubtful Accounts                      (13,476)
                                                -------------

End of Month Balance - Net of Allowance                  $ -
                                                =============


                            Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                            AR Aging for Post Petition Receivables

                              Current     > 30 days    > 60 days      Total
                            --------------------------------------------------

                               $ -          $ -       $ 111         $ 111

                                                                  Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from February 28, 2005 through March 31, 2005
Amounts in $000's


See attached System Generated A/P reports as of 3/31/05 (Attachments 2A and
2B).


Beginning of Period Balance                          $ - (per 2/28/05 G/L)
PLUS:  New Indebtedness Incurred                     582
LESS:  Amounts Paid on A/P                          (582)
                                             ------------

End of Month Balance                                 $ - (per3/31/05 G/L)
                                             ============

                                                                    Exhibit 2A
                            The New Power Company
                            Vendor Balance Detail
                             As of March 31, 2005





                                                          Date          Amount         Balance
                                                       -----------    ------------   -------------

      Archivesone                                                                            0.00
                                                       03/01/2005          881.41          881.41
                                                       03/01/2005         -881.41            0.00
                                                       03/17/2005          440.70          440.70
                                                       03/17/2005         -440.70            0.00
                                                                      ------------   -------------
      Total Archivesone                                                      0.00            0.00

      Commissioner of Revenue Services, Ct                                                   0.00
                                                       03/17/2005        1,000.00        1,000.00
                                                       03/17/2005          250.00        1,250.00
                                                       03/17/2005       -1,000.00          250.00
                                                       03/17/2005         -250.00            0.00
                                                                      ------------   -------------
      Total Commissioner of Revenue Services, Ct                             0.00            0.00

      Connecticut Secretary of State                                                         0.00
                                                       03/01/2005          300.00          300.00
                                                       03/01/2005         -300.00            0.00
                                                                      ------------   -------------
      Total Connecticut Secretary of State                                   0.00            0.00

      King and Spalding                                                                      0.00
                                                       03/17/2005        5,161.52        5,161.52
                                                       03/17/2005       -5,161.52            0.00
                                                                      ------------   -------------
      Total King and Spalding                                                0.00            0.00

      Leboeuf, Lamb, Greene & Macrae                                                         0.00
                                                       03/01/2005        1,137.15        1,137.15
                                                       03/01/2005       -1,137.15            0.00
                                                                      ------------   -------------
      Total Leboeuf, Lamb, Greene & Macrae                                   0.00            0.00

      Mellon Investors Services, LLC                                                         0.00
                                                       03/01/2005        1,454.92        1,454.92
                                                       03/01/2005       -1,454.92            0.00
                                                       03/17/2005        1,382.43        1,382.43
                                                       03/17/2005       -1,382.43            0.00
                                                                      ------------   -------------
      Total Mellon Investors Services, LLC                                   0.00            0.00

      Morris, Manning & martin, LLP                                                          0.00
                                                       03/01/2005          955.80          955.80
                                                       03/01/2005         -955.80            0.00
                                                       03/17/2005        5,900.17        5,900.17
                                                       03/17/2005       -5,900.17            0.00
                                                                      ------------   -------------
      Total Morris, Manning & martin, LLP                                    0.00            0.00

      Ms. Patricia Foster                                                                    0.00
                                                       03/17/2005          524.42          524.42
                                                       03/17/2005         -524.42            0.00
                                                                      ------------   -------------
      Total Ms. Patricia Foster                                              0.00            0.00



                                                                    Exhibit 2A
                            The New Power Company
                            Vendor Balance Detail
                             As of March 31, 2005





                                                          Date          Amount         Balance
                                                       -----------    ------------   -------------


      National Registered Agents, Inc                                                        0.00
                                                       03/17/2005          198.00          198.00
                                                       03/17/2005           66.00          264.00
                                                       03/17/2005         -264.00            0.00
                                                                      ------------   -------------
      Total National Registered Agents, Inc                                  0.00            0.00

      Parker, Hudson, Rainer & Dobbs                                                         0.00
                                                       03/01/2005        3,291.89        3,291.89
                                                       03/01/2005       45,669.69       48,961.58
                                                       03/01/2005      -48,961.58            0.00
                                                                      ------------   -------------
      Total Parker, Hudson, Rainer & Dobbs                                   0.00            0.00

      Pink Sheets LLC                                                                        0.00
                                                       03/01/2005          288.00          288.00
                                                       03/01/2005         -288.00            0.00
                                                                      ------------   -------------
      Total Pink Sheets LLC                                                  0.00            0.00

      Poorman-Douglas Corporation                                                            0.00
                                                       03/01/2005        1,043.16        1,043.16
                                                       03/01/2005       -1,043.16            0.00
                                                       03/17/2005          751.87          751.87
                                                       03/17/2005         -751.87            0.00
                                                                      ------------   -------------
      Total Poorman-Douglas Corporation                                      0.00            0.00

      Scherers Conferencing                                                                  0.00
                                                       03/01/2005           42.05           42.05
                                                       03/01/2005          -42.05            0.00
                                                                      ------------   -------------
      Total Scherers Conferencing                                            0.00            0.00

      Sidley Austin Brown & Wood                                                             0.00
                                                       03/01/2005       17,643.40       17,643.40
                                                       03/01/2005      426,530.98      444,174.38
                                                       03/01/2005     -444,174.38            0.00
                                                       03/17/2005       64,921.29       64,921.29
                                                       03/17/2005      -64,921.29            0.00
                                                                      ------------   -------------
      Total Sidley Austin Brown & Wood                                       0.00            0.00

      SNET                                                                                   0.00
                                                       03/01/2005            9.47            9.47
                                                       03/01/2005          259.90          269.37
                                                       03/01/2005           -9.47          259.90
                                                       03/01/2005         -259.90            0.00
                                                       03/17/2005           11.04           11.04
                                                       03/17/2005          -11.04            0.00
                                                                      ------------   -------------
      Total SNET                                                             0.00            0.00




                                                                    Exhibit 2A
                            The New Power Company
                            Vendor Balance Detail
                             As of March 31, 2005





                                                          Date          Amount         Balance
                                                       -----------    ------------   -------------




      Sutherland Asbill & Brennan, LLC                                                    -208.11
      Total Sutherland Asbill & Brennan, LLC                                              -208.11

      U.S. Trustee Program Payment Center                                                    0.00
                                                       03/01/2005        2,000.00        2,000.00
                                                       03/01/2005       -2,000.00            0.00
                                                                      ------------   -------------
      Total U.S. Trustee Program Payment Center                              0.00            0.00
                                                                      ------------   -------------
TOTAL                                                                        0.00         -208.11
                                                                      ============   =============


      Balance at 2/28/05                                                                  -208.11
      New Invoices                                                                     582,115.26
      Payments                                                                        -582,115.26
                                                                                     -------------
      Balance at 3/31/05                                                                  -208.11
                                                                                     =============




                                                                    Exhibit 2A
                            The New Power Company
                            Vendor Balance Detail
                             As of March 31, 2005



      Archivesone





      Total Archivesone

      Commissioner of Revenue Services, Ct





      Total Commissioner of Revenue Services, Ct

      Connecticut Secretary of State



      Total Connecticut Secretary of State

      King and Spalding



      Total King and Spalding

      Leboeuf, Lamb, Greene & Macrae



      Total Leboeuf, Lamb, Greene & Macrae

      Mellon Investors Services, LLC





      Total Mellon Investors Services, LLC

      Morris, Manning & martin, LLP





      Total Morris, Manning & martin, LLP

      Ms. Patricia Foster



      Total Ms. Patricia Foster

                                                                    Exhibit 2A

                            The New Power Company
                            Vendor Balance Detail
                             As of March 31, 2005





      National Registered Agents, Inc




      Total National Registered Agents, Inc

      Parker, Hudson, Rainer & Dobbs




      Total Parker, Hudson, Rainer & Dobbs

      Pink Sheets LLC



      Total Pink Sheets LLC

      Poorman-Douglas Corporation





      Total Poorman-Douglas Corporation

      Scherers Conferencing



      Total Scherers Conferencing

      Sidley Austin Brown & Wood






      Total Sidley Austin Brown & Wood

      SNET







      Total SNET

                                                                    Exhibit 2A




                            The New Power Company
                            Vendor Balance Detail
                             As of March 31, 2005



      Sutherland Asbill & Brennan, LLC
      Total Sutherland Asbill & Brennan, LLC

      U.S. Trustee Program Payment Center



      Total U.S. Trustee Program Payment Center

TOTAL



      Balance at 2/28/05
      New Invoices
      Payments

      Balance at 3/31/05

                                                                    Exhibit 2A



                            The New Power Company
                            Vendor Balance Detail
                             As of March 31, 2005




      Archivesone





      Total Archivesone

      Commissioner of Revenue Services, Ct





      Total Commissioner of Revenue Services, Ct

      Connecticut Secretary of State



      Total Connecticut Secretary of State

      King and Spalding



      Total King and Spalding

      Leboeuf, Lamb, Greene & Macrae



      Total Leboeuf, Lamb, Greene & Macrae

      Mellon Investors Services, LLC





      Total Mellon Investors Services, LLC

      Morris, Manning & martin, LLP





      Total Morris, Manning & martin, LLP

      Ms. Patricia Foster



      Total Ms. Patricia Foster

                                                                    Exhibit 2A

                            The New Power Company
                            Vendor Balance Detail
                             As of March 31, 2005





      National Registered Agents, Inc




      Total National Registered Agents, Inc

      Parker, Hudson, Rainer & Dobbs




      Total Parker, Hudson, Rainer & Dobbs

      Pink Sheets LLC



      Total Pink Sheets LLC

      Poorman-Douglas Corporation





      Total Poorman-Douglas Corporation

      Scherers Conferencing



      Total Scherers Conferencing

      Sidley Austin Brown & Wood






      Total Sidley Austin Brown & Wood

      SNET







      Total SNET

                                                                    Exhibit 2A




                            The New Power Company
                            Vendor Balance Detail
                             As of March 31, 2005



      Sutherland Asbill & Brennan, LLC
      Total Sutherland Asbill & Brennan, LLC

      U.S. Trustee Program Payment Center



      Total U.S. Trustee Program Payment Center

TOTAL



      Balance at 2/28/05
      New Invoices
      Payments

      Balance at 3/31/05

                                                                    Exhibit 2B



                             The New Power Company
                              Unpaid Bills Detail
                             As of March 31, 2005



                                Type            Date            Open Balance
                                ----            ----            ------------



                                                                ------------
TOTAL                                                                   0.00
                                                                ------------
                                                                        0.00
                                                                ============

                                                                  Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from February 28, 2005 through March 31, 2005
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date           $ 15,587


Inventory at Beginning of Period             $      - (per 2/28/05 G/L)
PLUS:  Inventrory Purchased                         -  (per daily cash report)
LESS:  Inventory Used or Sold                       -
                                             ---------

End of Month Balance                         $      - (per 3/31/05 G/L)
                                             =========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date                  $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period          $      -
Less:  Depreciation Expense                         -
Less:  Dispositions                                 -
Add:  Purchases                                     -
                                             --------

Fixed Assets at End of Period                $      -
                                             =========

                                                                  Attachment 4
                                                                  Page 1 of 16



Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2005-2/28/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company Concentration Account
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                   $ 1,803,272.88
Total Deposits                        $ 809,785.69
Total Payments                        $ 586,816.73
Closing Balance                     $ 2,026,241.84
Service Charges                           $ 310.92

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                  Attachment 4
                                                                  Page 2 of 16



Name of Debtor :                    NewPower Holdings Inc.
Case # :                            02-10835
Reporting Period:                   2/01/2005-2/28/2005

Name of Bank:                       JP Morgan Chase
Branch:                             New York ABA # 021000021
Account Name:                       The New Power Company
Account Number:
Purpose of Account:                 Money Market

Beginning Balance                            $ 16,160,595.90
Total Deposits                                    $ 8,921.53
Total Payments
Closing Balance                              $ 16,169,517.43
Service Charges                                          $ -

First Check issued this Period                               N/A
Last Check issued this Period                                N/A
Total # of checks issued this Period                         N/A

                                                                  Attachment 4
                                                                  Page 3 of 16




Name of Debtor :                  NewPower Holdings Inc.
Case # :                          02-10835
Reporting Period:                 2/01/2005-2/28/2005

Name of Bank:                     JP Morgan Chase
Branch:                           New York ABA # 021000021
Account Name:                     The New Power Company Reserve Account
Account Number:
Purpose of Account:               Reserve for Shareholder Distributions

Beginning Balance                    $ 34,414,679.80
Total Deposits                       $     18,998.78
Total Payments
Closing Balance                      $ 34,433,678.58
Service Charges                      $           -

First Check issued this Period                          N/A
Last Check issued this Period                           N/A
Total # of checks issued this Period                    N/A
Interest Earned in Oct. 2004         $      3,371.13
Interest Earned in Nov 2004          $     23,748.69
Interest Earned in Dec. 2004         $     26,138.21
Interest Earned in Jan. 2005         $     21,896.07
Interest Earned in Feb. 2005         $     17,151.64
Interest earned in March 2005        $     18,998.78
Interest Calculations:



                                   Shares        Distribution    2004 Int.    Int. Jan    Int. Feb     Int. March       Balance
Lana Pai                            1,032,000      608,880.00       729.73      306.71       304.12       336.88       610,557.436
Enron Energy Services               8,650,400    5,103,736.00     6,116.75    2,570.86     2,549.21     2,823.74     5,117,796.558
Cortez Energy Services              5,000,000    2,950,000.00     3,535.53    1,485.98     1,473.46     1,632.15     2,958,127.114
McGarrett I,  LLC                   6,766,400    3,653,856.00     4,379.09    1,840.52     1,825.02     2,021.57     3,663,922.205
McGarrett II,  LLC                  8,458,200    4,567,428.00     5,473.99    2,300.71     2,281.33     2,527.02     4,580,011.054
McGarrett III, LLC                  2,791,800    1,507,572.00     1,806.80      759.40       753.00       834.09     1,511,725.291
                                                                                                               -                 -
Surfboards & Co.- warrants          5,404,800    2,918,592.00     3,497.89    1,470.16     1,457.77     1,614.77     2,926,632.587
EES Warrant Trust - warrants       24,117,800   13,023,612.00    15,608.59    6,560.27     6,505.02     7,205.57    13,059,491.451
Ari Benacerraf- options                10,000        5,400.00         6.47        2.72         2.70         2.99         5,414.877


                                                                                                                    --------------
                                                34,339,076.00    41,154.84   17,297.31    17,151.64    18,998.78     34,433,678.57


                                                                  Attachment 4
                                                                  Page 4 of 16




Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2005-2/28/2005

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits
Total Payments
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                             200668
Last Check issued this Period                              200691
Total # of checks issued this Period                           24

                                                                  Attachment 4
                                                                  Page 5 of 16



Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2005-2/28/2005

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                       $0.00
Total Deposits                         $15.21
Total Payments                         $15.21
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                           NA

                                                                  Attachment 4
                                                                  Page 6 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2005-2/28/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 16



Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2005-2/28/2005

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA  ABA # 051400549
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2005-2/28/2005

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                         $0.00

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 16




Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2005-2/28/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                 Attachment 4
                                                                 Page 10 of 16



Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2005-2/28/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                 Attachment 4
                                                                 Page 11 of 16



Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2005-2/28/2005

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance                       $0.00 CAN$
Total Deposits
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                           $ -

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                            0


                                ACCOUNT CLOSED

                                                                 Attachment 4
                                                                 Page 12 of 16



Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2005-2/28/2005

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                 Attachment 4
                                                                 Page 13 of 16




Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2005-2/28/2005

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                 Attachment 4
                                                                 Page 14 of 16



Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2005-2/28/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                 Attachment 4
                                                                 Page 15 of 16



Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2005-2/28/2005

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                None
Last Check issued this Period                 None
Total # of checks issued this Period          None


                          ACCOUNT CLOSED

                                                                 Attachment 4
                                                                 Page 16 of 16



Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2005-2/28/2005

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                     Exhibit 5

                            The New Power Company
                                 Check Detail
                                  March 2005



          Num                 Date                          Name                       Paid Amount
------------------------   ------------   -----------------------------------------   ---------------
200668                      03/01/2005    Scherers Conferencing                                42.05
200669                      03/01/2005    Poorman-Douglas Corporation                       1,043.16
200670                      03/01/2005    U.S. Trustee Program Payment Center               2,000.00
200671                      03/01/2005    Mellon Investors Services, LLC                    1,454.92
200672                      03/01/2005    Sidley Austin Brown & Wood                      444,174.38
200673                      03/01/2005    Archivesone                                         881.41
200674                      03/01/2005    SNET                                                  9.47
200675                      03/01/2005    Morris, Manning & martin, LLP                       955.80
200676                      03/01/2005    Pink Sheets LLC                                     288.00
200677                      03/01/2005    Connecticut Secretary of State                      300.00
200678                      03/01/2005    SNET                                                259.90
200679                      03/01/2005    Leboeuf, Lamb, Greene & Macrae                    1,137.15
200680                      03/01/2005    Parker, Hudson, Rainer & Dobbs                   48,961.58
200681                      03/17/2005    Commissioner of Revenue Services, Ct              1,000.00
200682                      03/17/2005    National Registered Agents, Inc                     264.00
200683                      03/17/2005    Mellon Investors Services, LLC                    1,382.43
200684                      03/17/2005    Commissioner of Revenue Services, Ct                250.00
200685                      03/17/2005    Sidley Austin Brown & Wood                       64,921.29
200686                      03/17/2005    King and Spalding                                 5,161.52
200687                      03/17/2005    Archivesone                                         440.70
200688                      03/17/2005    Poorman-Douglas Corporation                         751.87
200689                      03/17/2005    Morris, Manning & martin, LLP                     5,900.17
200690                      03/17/2005    Ms. Patricia Foster                                 524.42
200691                      03/17/2005    SNET                                                 11.04


                                                                  Attachment 6


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from February 28, 2005 through March 31, 2005
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                 Attachment 7A



NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from February 28, 2005 through March 31, 2005
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                        Full Time   Part Time
# of Employees at beginning of period                                       1
# hired during the period                                       -           -
# terminated/resigned during period                             -           -
                                                       -----------------------
# employees on payroll - end of period                          0           1
                                                       =======================

# of employees on temporary consulting assignments                          0

Confirmation of Insurance
-------------------------

See supplemental attachment.

                                                                 Attachment 7B
                                                                (Supplemental)


                  Payments made to insiders 3/01/05-3/31/05


Payments are in gross amts





                    Title                  Amount        Date        Type

FOSTER, MARY        President & CEO        $ 5,208.33   3/15/2005    Salary for pay period 3/01 - 3/15
                                           $ 5,208.33   3/31/2005    Salary for pay period 3/16 - 3/31


                                         -------------
                                          $ 10,416.67
                                         =============


                                                                  Attachment 8



NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from February 28, 2005 through March 31, 2005

None